Phoenix Investment Partners

ANNUAL REPORT

SEPTEMBER 30, 2000

SENECA

Phoenix-Seneca
Bond Fund

Phoenix-Seneca
Mid-Cap "EDGE"-SM-
Fund

Phoenix-Seneca
Real Estate
Securities Fund

PHOENIX
INVESTMENT PARTNERS

MESSAGE FROM THE CHIEF INVESTMENT OFFICER

DEAR SHAREHOLDER:
[PHOTO]

  After initial jubilation over the Federal Reserve's decision to pause in its campaign of raising interest rates, the stock market fell victim to the "triple Es:" earnings worries, euro weakness and the energy price shock. A stunningly strong August led to a woefully weak September. By the end of your Funds' fiscal year, most of the broad stock indices were in negative territory for the year. Bonds outpaced stocks, and real estate outperformed both.

  A difficult third quarter is familiar to seasoned investors. For the last
20 years, the third quarter has been relatively weak. This year, the seasonal weakness was accompanied by serious fundamental concerns. The 50% rise in oil prices, earnings warnings from many prominent companies and the dramatic downdraft in the euro made for volatile trading sessions. The sour market mood may suggest that a severe economic and profit downturn is imminent.

  We read the fundamentals more optimistically. An economic slowdown is under way, but we believe it is a pause in a long and durable business and profit expansion, not a prelude to a deep recession. The economy and the markets are resilient. They have already absorbed and survived some difficult hits. Going forward, we see improvement. The release of Strategic Petroleum Reserve supplies and increased Saudi production mean that the bulk of the oil price rise is probably behind us. The recent strident central bank intervention laid a floor for the euro, again suggesting that the worst is behind us on the currency front. And while earnings warnings have been numerous, overall profit growth remains solid. Near-term profit expectations have declined, but they are above historical averages, largely on the basis of the strong and durable productivity gains achieved by U.S. business. Continued profit growth coupled with ongoing productivity benefits such as low inflation should translate into higher stock prices this year and next, in our opinion.

  The extraordinary string of 20%+ annual returns in the broad averages, however, is over, in our view. More moderate and more normal market returns should be expected. Because the economic landscape is rockier, company risks are greater. In this environment, stock selection is critically important to return. A focus on high quality business models, high quality management teams and profitability is essential. Careful, fundamental research-based stock selection, combined with risk-aware portfolio management, will help to produce outperformance. This is the discipline we have always practiced at Seneca.

                                                           (CONTINUED ON PAGE 2)

             ------------------------------------------------------
             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the
             principal invested.
             ------------------------------------------------------

  Bond investing has been as challenging as stock investing thus far this year. Bond prices have been buffeted by the crosscurrents of aggressive Fed tightening, rising energy prices, the newfound budget surplus and the Treasury buyback program. Treasuries have performed well, but other bond market sectors have lagged. As a result, yields available on corporate and mortgage-backed bonds are historically high. High-yield securities are particularly cheap. All these non-Treasury sectors offer investors a rare opportunity to secure a long-term income stream at a rate well above that available on Treasury debt. Price performance this year in such securities has been relatively weak, but over time, the ability to compound above-market income returns should produce outperformance. This is Seneca's strategy, but, of course, past performance is not a guarantee of future results.

  On the following pages, your Funds' portfolio management teams review market events of the past fiscal year and share their outlook for the near term. We hope you find their comments informative. If you have any questions, please call your financial advisor or contact us at 1-800-243-1574 or www.phoenixinvestments.com.

Sincerely,

/s/ Gail P. Seneca

Gail P. Seneca
Founder & Chief Investment Officer
Seneca Capital Management LLC

TABLE OF CONTENTS

Phoenix-Seneca Bond Fund..................................................     4
Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund....................................    16
Phoenix-Seneca Real Estate Securities Fund................................    25
Notes to Financial Statements.............................................    33

PHOENIX-SENECA BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADER, CHARLES B. DICKE, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks high total return from both current income and capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: The Fund had strong relative results for the fiscal year ended September 30, 2000. Class A shares rose 5.84%. Class B shares earned 5.06%, Class C shares returned 5.12%, and Class X shares were up 6.17% for the 12 months. The Lehman Aggregate Bond Index(1) returned 6.99% for the same period. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET OVER THE LAST YEAR?

A: During the first three months of the Fund's fiscal year, bond yields rose significantly.(2) Investors became concerned that a strengthening global economy would cause inflation to accelerate and that central banks in Europe and the U.S. Federal Reserve would raise rates to keep inflation in check. The best performing sector for the quarter was high-yield corporate bonds, and the worst performing sector was U.S. Treasuries.

    Economic fundamentals were difficult for bond investors as we entered 2000. Consumer spending continued at a rapid pace, and inflation crept higher. Non-Treasury bonds fared poorly. But, long-term Treasury rates fell, producing price gains for Treasury bond investors.

    After raising rates twice during the first quarter of the year, the Fed once again increased rates in mid-May as the economy continued to expand in the second quarter. By June, there were indications that the Fed's tightening had finally begun to exert pressure on the economy. There was a drop in construction contracts and new-home sales, an increase in unemployment claims and a slowing in personal consumption numbers. The bond market posted its best return of the year in June as investors celebrated the more moderate economic reports. Corporate bonds outperformed most other spread sectors, and high-yield bonds also recovered as spreads tightened and demand rebounded.

    As we moved into the final quarter of the Fund's fiscal year, bond markets performed strongly, the best quarterly return for bonds in nearly two years. Year to date through September 30, bonds significantly outperformed the equity markets. The last time the Lehman Aggregate Bond Index outperformed the S&P 500 Index(3) was in 1990. Although the economy continued to expand in the third quarter, a slowdown became increasingly evident. Slower economic readings and weakening stocks led to strong results for bonds. Investors appeared increasingly concerned that the economic slowdown could spiral into recession due to the oil price spike and weakness of the euro.

(1) THE LEHMAN AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) RISING RATES GENERALLY MEAN DECLINING PRICES FOR BONDS.
(3) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

This fear of recession pushed interest rates lower and bond prices higher. However, not all bonds benefited equally from the decline in rates. Those bond market sectors with a corporate credit component performed relatively poorly, and as a result, our performance suffered as well.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: If a soft landing in the economy develops, as is our expectation, the current weakness in corporate bond pricing should reverse. The very wide yield spreads for corporate bonds, both investment-grade and high-yield issues, that were in evidence at the end of September would suggest imminent economic recession. Unless a recession does, in fact, develop, we would expect those yield spreads to contract. Until they do, we believe corporate bond investors are being paid handsomely in current yield to wait.

                                                                OCTOBER 20, 2000

Phoenix-Seneca Bond Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 9/30/00

                                         INCEPTION    INCEPTION
                                1 YEAR  TO 9/30/00      DATE
                                ------  -----------  -----------
Class X Shares at NAV(2)         6.17%        7.53%      3/7/96
Class A Shares at NAV(2)         5.84         3.91       7/1/98
Class A Shares at POP(3)         0.81         1.69       7/1/98
Class B Shares at NAV(2)         5.06         3.10       7/1/98
Class B Shares with CDSC(4)      1.14         1.90       7/1/98
Class C Shares at NAV(2)         5.12         3.12       7/1/98
Class C Shares with CDSC(4)      5.12         3.12       7/1/98
Lehman Aggregate Bond Index(7)   6.99      Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5)  Index performance is 6.32% for Class X (since 3/7/96) and 4.76% for
     Class A, Class B and Class C (since 7/1/98).
(6) This chart illustrates NAV returns on Class X shares. Returns on Class A, Class B and Class C shares will vary due to differing sales charges.
(7) The Lehman Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance.The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PHOENIX-SENECA BOND FUND  LEHMAN AGGREGATE BOND INDEX(7)
             CLASS X(6)
3/96                   $10,000                         $10,000
96                     $10,413                         $10,146
97                     $11,586                         $11,132
98                     $12,679                         $12,413
99                     $13,124                         $12,367
00                     $13,934                         $13,232

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/7/96 (inception of the Fund) in Class X shares and reflects no sales charge. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/00
As a percentage of long-term investments
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate                   61%
Agency Mortgage-Backed       12
Foreign Corporate             7
Non-Agency Mortgage-Backed    7
U.S. Government               5
Asset-Backed                  3
Preferred Stocks              3
Other                         2

Phoenix-Seneca Bond Fund

TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  U.S. Government Securities                                     4.3%
        U.S. TREASURY BONDS & NOTES
    2.  Sprint Spectrum L.P.                                           2.9%
        CORPORATE BOND
    3.  Fannie Mae 7%, 1/1/30                                          2.8%
        AGENCY MORTGAGE-BACKED SECURITY
    4.  Fox/Liberty Networks LLC 0%, 8/15/07                           2.6%
        CORPORATE BOND
    5.  Mark IV Industries, Inc.                                       2.4%
        CORPORATE BOND
    6.  GMAC Commercial Mortgage Securities, Inc.                      2.1%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    7.  Fannie Mae 7.50%, 3/1/30                                       2.1%
        AGENCY MORTGAGE-BACKED SECURITY
    8.  Broadwing Communications, Inc.                                 2.0%
        CORPORATE BOND
    9.  Freddie Mac 6%, 10/15/27                                       2.0%
        AGENCY MORTGAGE-BACKED SECURITY
   10.  Seagate Technology, Inc. 7.45%, 3/1/37                         1.9%
        CORPORATE BOND

                       INVESTMENTS AT SEPTEMBER 30, 2000

                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------
U.S. GOVERNMENT SECURITIES--4.3%
U.S. TREASURY BONDS--2.4%
U.S. Treasury Bonds 8.875%, 2/15/19......      Aaa       $   750  $   974,765
U.S. Treasury Bonds 5.25%, 2/15/29.......      Aaa           300      269,437
                                                                  -----------
                                                                    1,244,202
                                                                  -----------

U.S. TREASURY NOTES--1.9%
U.S. Treasury Inflationary Notes 3.625%,
1/15/08..................................      Aaa           525      547,857

U.S. Treasury Notes 6.50%, 2/15/10.......      Aaa           450      468,563
                                                                  -----------
                                                                    1,016,420
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $2,263,601)                                        2,260,622
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED
SECURITIES--13.4%
Fannie Mae 6.50%, 12/1/28................      Aaa           361      347,023
Fannie Mae 6.50%, 7/1/29.................      Aaa           492      472,348
Fannie Mae 6.50%, 8/1/29.................      Aaa           913      876,552
Fannie Mae 7%, 1/1/30....................      Aaa         1,469    1,440,029
Fannie Mae 7.50%, 3/1/30.................      Aaa         1,079    1,077,325
Fannie Mae Strip I.O. 1.875%,
10/25/23(c)..............................      Aaa           128        2,086
Fannie Mae TBA 7.50%, 10/15/30...........      Aaa         1,000      997,813
Freddie Mac 8.75%, 12/15/20..............      Aaa             1        1,005
Freddie Mac 7%, 7/15/23..................      Aaa           825      748,117
Freddie Mac 6%, 10/15/27.................      Aaa         1,125    1,049,558
                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------
GNMA 7%, 2/15/26.........................      Aaa       $    16  $    15,331
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,061,252)                                        7,027,187
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.8%
Olympic Automobile Receivables Trust
96-B, CTFS 6.90%, 2/15/04................      Aaa            38       37,552

Olympic Automobile Receivables Trust
96-C, A5 7%, 3/15/04.....................      Aaa           400      400,272

Olympic Automobile Receivables Trust
96-D, A5 6.25%, 11/15/04.................      Aaa         1,000      997,375
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $1,442,168)                                        1,435,199
-----------------------------------------------------------------------------

CORPORATE BONDS--56.7%

AIR FREIGHT--0.9%
Federal Express Corp. Class A Series
98-1A 6.72%, 1/15/22.....................       Aa           488      453,921

AIRLINES--1.8%
Alaska Airlines, Inc. Series A 9.50%,
4/12/10..................................      Baa           109      108,812

Alaska Airlines, Inc. Series D 9.50%,
4/12/12..................................      Baa           438      463,498

                       See Notes to Financial Statements                       7

Phoenix-Seneca Bond Fund

                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------
AIRLINES--CONTINUED
Delta Air Lines, Inc. Series B2 10.06%,
1/2/16...................................      Baa       $    65  $    75,004
United Airlines, Inc. Series 91-B 10.11%,
2/19/06..................................      Baa            16       17,388

United Airlines, Inc. Series 91-E 9.76%,
5/27/06..................................      Baa            82       85,906

United Airlines, Inc. Series 95-A1 9.02%,
4/19/12..................................      Baa           176      181,554
                                                                  -----------
                                                                      932,162
                                                                  -----------

BANKS (MAJOR REGIONAL)--1.7%
First Republic Bancorp 7.75%,
9/15/12(d)...............................      BB+           300      252,703
Wells Fargo Capital I 7.96%, 12/15/26....       Aa           700      652,205
                                                                  -----------
                                                                      904,908
                                                                  -----------
BANKS (MONEY CENTER)--0.7%
BankAmerica Corp. Institutional Series A
144A 8.07%, 12/31/26(b)..................       Aa           400      379,199

BROADCASTING (TELEVISION, RADIO & CABLE)--6.3%
Adelphia Communications Corp. Series B
9.50%, 2/15/04...........................       B            651      622,025

Charter Communications, Inc. 0%,
1/15/10(c)...............................       B            500      292,500
Clear Channel Communications, Inc. 8%,
11/1/08..................................       Ba           500      506,250

Fox/Liberty Networks LLC 0%,
8/15/07(c)...............................       Ba         1,580    1,346,950

Jones Intercable, Inc. 9.625%, 3/15/02...      Baa           300      308,250

Turner Broadcasting System, Inc. 8.40%,
2/1/24...................................      Baa           200      196,000
                                                                  -----------
                                                                    3,271,975
                                                                  -----------

COMMUNICATIONS EQUIPMENT--0.9%
Crown Castle International Corp. 0%,
5/15/11(c)...............................       B            700      456,750

COMPUTERS (PERIPHERALS)--4.6%
Seagate Technology, Inc. 7.37%, 3/1/07...       Ba           650      658,676
Seagate Technology, Inc. 7.875%,
3/1/17...................................       Ba           750      725,862
                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------
COMPUTERS (PERIPHERALS)--CONTINUED
Seagate Technology, Inc. 7.45%, 3/1/37...       Ba       $ 1,050  $ 1,014,776
                                                                  -----------
                                                                    2,399,314
                                                                  -----------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.1%
Finlay Fine Jewelry Corp. 8.375%,
5/1/08...................................       Ba            40       37,000

ELECTRONICS (SEMICONDUCTORS)--1.0%
ON Semiconductor Corp. 12%, 8/1/09.......       B            488      514,840

ENGINEERING & CONSTRUCTION--1.8%
Mastec, Inc. Series B 7.75%, 2/1/08......       Ba         1,000      955,000

ENTERTAINMENT--1.7%
Time Warner, Inc. 9.125%, 1/15/13........      Baa            65       72,485
Time Warner, Inc. 6.85%, 1/15/26.........      Baa           620      614,868
United Artists Theatre Circuit, Inc.
Series 95-A 9.30%, 7/1/15................      Caa           319      195,983
                                                                  -----------
                                                                      883,336
                                                                  -----------

FINANCIAL (DIVERSIFIED)--2.4%
Countrywide Capital I 8%, 12/15/26.......       A            200      174,775

Dollar Financial Group, Inc. Series A
10.875%, 11/15/06........................       B             75       73,125

Market Hub Partners Finance, Inc. 8.25%,
3/1/08...................................       Ba           750      763,125

Pinnacle Holdings, Inc. 0%, 3/15/08(c)...       B            350      253,750
                                                                  -----------
                                                                    1,264,775
                                                                  -----------

HEALTH CARE (HOSPITAL MANAGEMENT)--2.3%
Quorum Health Group, Inc. 8.75%,
11/1/05..................................       Ba           825      820,875

Universal Health Services, Inc. 8.75%,
8/15/05..................................       Ba           400      401,154
                                                                  -----------
                                                                    1,222,029
                                                                  -----------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
Dade International, Inc. Series B
11.125%, 5/1/06..........................       B            260       68,900

INVESTMENT BANKING/BROKERAGE--2.6%
Donaldson, Lufkin & Jenrette, Inc. 6.50%,
6/1/08...................................       A            200      186,313

Lehman Brothers Holdings, Inc. Series F
7%, 5/15/03..............................       A            500      499,921

8                      See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------
INVESTMENT BANKING/BROKERAGE--CONTINUED
Lehman Brothers Holdings, Inc. 8.80%,
3/1/15...................................       A        $    80  $    84,743

Socgen Real Estate LLC Series A 144A
7.64%, 12/29/49(b)(c)....................       A            650      607,222
                                                                  -----------
                                                                    1,378,199
                                                                  -----------

LODGING-HOTELS--1.1%
Hammons (John Q.) Hotels, Inc. 8.875%,
2/15/04..................................       B            530      506,150

Hammons (John Q.) Hotels, Inc. 9.75%,
10/1/05..................................       B            100       95,500
                                                                  -----------
                                                                      601,650
                                                                  -----------

MACHINERY (DIVERSIFIED)--1.2%
Better Minerals & Aggregates Co. 13%,
9/15/09..................................       B            650      617,500

MANUFACTURING (DIVERSIFIED)--0.0%
Hawk Corp. 10.25%, 12/1/03...............       Ba            10        9,450

MANUFACTURING (SPECIALIZED)--1.1%
Advanced Glassfiber Yarns LLC 9.875%,
1/15/09..................................       B            300      276,000

BGF Industries, Inc. Series B 10.25%,
1/15/09..................................       B            300      287,250
                                                                  -----------
                                                                      563,250
                                                                  -----------

OIL & GAS (REFINING & MARKETING)--0.6%
El Paso Tenneco RACERS 97-C-1-2 144A
9.14%, 12/31/01(b).......................      Baa           300      296,625

PAPER & FOREST PRODUCTS--0.1%
Container Corporation of America Series A
11.25%, 5/1/04...........................       B             40       40,400

PUBLISHING (NEWSPAPERS)--0.6%
Garden State Newspapers, Inc. Series B
8.75%, 10/1/09...........................       B            325      303,875

RAILROADS--0.4%
Railworks Corp. 11.50%, 4/15/09..........       B            600      213,000

REITS--3.3%
ERP Operating L.P. 7.57%, 8/15/26........       A            170      168,210

Evans Withycomb Residential, Inc. 7.50%,
4/15/04..................................       A            100       99,182
                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------
REITS--CONTINUED

First Industrial L.P. 7.15%, 5/15/27.....      Baa       $   500  $   493,968

Security Capital Pacific Trust 7.375%,
10/15/06.................................      Baa           100       96,416

Security Capital Pacific Trust 6.875%,
2/15/08..................................      Baa             5        4,807

Security Capital Pacific Trust 7.90%,
2/15/16..................................      Baa           200      182,760

Sovereign Real Estate Investment Trust
12%, 8/29/49.............................       Ba           500      450,000

Washington Real Estate Investment Trust
7.125%, 8/13/03..........................      Baa           110      108,508

Weingarten Realty Investors Series A
6.88%, 6/25/27...........................       A            150      141,690
                                                                  -----------
                                                                    1,745,541
                                                                  -----------

RESTAURANTS--0.5%
Jack in the Box, Inc. Series B 9.75%,
11/1/03(d)...............................       BB           250      251,250

RETAIL (DRUG STORES)--0.9%
Rite Aid Corp. 144A 5.50%, 12/15/00(b)...       B            500      492,500

RETAIL (FOOD CHAINS)--1.4%
Smith's Food & Drug Centers, Inc. Series
94-A2 8.64%, 7/2/12(d)...................      BBB-           92       92,982

Stater Brothers Holdings, Inc. 10.75%,
8/15/06..................................       B            750      637,500
                                                                  -----------
                                                                      730,482
                                                                  -----------

RETAIL (GENERAL MERCHANDISE)--0.8%
K Mart Funding Corp. Series F 8.80%,
7/1/10...................................      Baa           458      431,048

RETAIL (SPECIALTY)--1.0%
Buhrmann US, Inc. 12.25%, 11/1/09........       B            500      520,000

SAVINGS & LOAN COMPANIES--1.0%
Sovereign Bancorp 10.50% 11/15/06........       Ba           500      511,250

SERVICES (COMMERCIAL & CONSUMER)--2.6%
Coinmach Laundry Corp. Series D 11.75%,
11/15/05.................................       B            255      256,275

Loomis Fargo & Co. 10%, 1/15/04..........       B            300      288,750

                       See Notes to Financial Statements                       9

Phoenix-Seneca Bond Fund

                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Protection One Alarm Monitoring, Inc.
7.375%, 8/15/05..........................       B        $   500  $   353,750

SC International Services, Inc. Series B
9.25%, 9/1/07............................       B            190      186,200

United Rentals, Inc. Series B 9.50%,
6/1/08...................................       B            250      230,000

Williams Scotsman, Inc. 9.875%, 6/1/07...       B             50       43,750
                                                                  -----------
                                                                    1,358,725
                                                                  -----------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--4.0%
Nextel Commmunications, Inc. 0%,
10/31/07(c)..............................       B            700      551,250

Orion Network Systems, Inc. 0%,
1/15/07(c)...............................       B             90       31,050
Sprint Spectrum L.P. 0%, 8/15/06(c)......      Baa         1,530    1,519,405
                                                                  -----------
                                                                    2,101,705
                                                                  -----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.5%
Level 3 Communications, Inc. 0%,
3/15/10(c)...............................       B          1,000      540,000

Qwest Communications International Corp.
0%, 10/15/07(c)..........................      Baa           275      240,625
                                                                  -----------
                                                                      780,625
                                                                  -----------
TEXTILES (APPAREL)--1.5%
Levi Strauss & Co. 7%, 11/1/06...........       Ba         1,000      785,000

WASTE MANAGEMENT--2.3%
Waste Management, Inc. 7%, 10/1/04.......       Ba           500      477,724
Waste Management, Inc. 6.125%,
7/15/11(c)...............................       Ba           750      734,986
                                                                  -----------
                                                                    1,212,710
                                                                  -----------

WATER UTILITIES--1.9%
Marlin Water Trust 144A 7.09%,
12/15/01(b)..............................      Baa         1,000      994,299
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $31,158,471)                                      29,683,193
-----------------------------------------------------------------------------
                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--6.1%

COMM Mortgage Trust 00-C1, A1 7.206%,
9/15/08(d)...............................      AAA       $   725  $   730,010

DLJ Commercial Mortgage Corp. 98-CG1, A1A
6.11%, 12/10/07(d).......................      AAA           858      832,983

GE Capital Mortgage Services, Inc. 94-21,
B1 6.50%, 8/25/09........................       A             26       25,201

GMAC Commercial Mortgage Securities, Inc.
98-C2, A2 6.42%, 8/15/08.................      Aaa         1,178    1,120,968

Lehman ABS Corp. 94-C2, A 8.145%,
11/2/07(d)...............................      BBB+           62       53,671

Saxon Asset Securities Trust 00-1, AF3
7.755%, 10/25/20.........................      Aaa           425      429,528
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,213,677)                                        3,192,361
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--6.3%

BERMUDA--0.6%
Global Crossing Holdings Ltd. 9.125%,
11/15/06.................................       Ba           300      298,500

CANADA--1.8%
Imax Corp. 7.875%, 12/1/05...............       Ba           170      155,550
Rogers Cantel, Inc. 9.375%, 6/1/08.......      Baa           750      776,250
                                                                  -----------
                                                                      931,800
                                                                  -----------

MEXICO--1.9%
Pemex Finance Ltd. 6.30%, 5/15/10........      Aaa           500      463,685
Pemex Finance Ltd. 9.15%, 11/15/18.......      Baa           500      528,150
                                                                  -----------
                                                                      991,835
                                                                  -----------

UNITED KINGDOM--2.0%
Abbey National PLC 7.35%, 10/29/49(c)....       Aa           100       95,903

Credit Suisse Group 144A 7.90%,
5/29/49(b)(c)............................       A            350      332,425

Terra Nova (U.K.) Holdings 7.20%,
8/15/07..................................      Baa           250      239,456

10                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                             MOODY'S       PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)      VALUE
                                           ------------  -------  -----------
UNITED KINGDOM--CONTINUED
Vodafone Airtouch PLC 144A 6.96%,
12/19/01(b)(c)...........................       A        $   400  $   400,406
                                                                  -----------
                                                                    1,068,190
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $3,351,631)                                        3,290,325
-----------------------------------------------------------------------------

CONVERTIBLE BONDS--2.4%

AUTO PARTS & EQUIPMENT--2.4%
Mark IV Industries, Inc. Cv. 4.75%,
11/1/04..................................       B          1,250    1,243,750
-----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,172,592)                                        1,243,750
-----------------------------------------------------------------------------

                                                         SHARES
                                                         -------
PREFERRED STOCKS--2.5%
BANKS (MAJOR REGIONAL)--0.5%
First Republic Bancorp Series A Pfd. 144A
10.50%(b)................................                  3,000      267,375

TELEPHONE--2.0%
Broadwing Communications, Inc. 12.50%
Series B.................................                 10,500    1,060,500
-----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,450,375)                                        1,327,875
-----------------------------------------------------------------------------

                                                         SHARES      VALUE
                                                         -------  -----------
CONVERTIBLE PREFERRED STOCKS--0.3%

REITS--0.2%
Equity Office Properties Trust Series B
Cv. Pfd. 144A 5.25%(b)...................                  2,000  $    91,750

SERVICES (COMMERCIAL & CONSUMER)--0.1%
United Rentals, Inc. Trust I Cv. Pfd.
144A 6.50%(b)............................                  2,000       69,000
-----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $200,000)                                            160,750
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.8%
(IDENTIFIED COST $51,313,767)                                      49,621,262
-----------------------------------------------------------------------------

                                                 PAR
                                                VALUE
                                                (000)
                                               -------
SHORT-TERM OBLIGATIONS--3.8%

FEDERAL AGENCY SECURITIES--3.8%
Fannie Mae 6.20%, 10/2/00....................  $ 2,000    2,000,000
-------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,999,656)                              2,000,000
-------------------------------------------------------------------

TOTAL INVESTMENTS--98.6%
(IDENTIFIED COST $53,313,423)                                  51,621,262(a)
Cash and receivables, less liabilities--1.4%                      737,848
                                                              -----------
NET ASSETS--100.0%                                            $52,359,110
                                                              ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $584,251 and gross depreciation of $2,276,412 for federal income tax purposes. At September 30, 2000, the aggregate cost of securities for federal income tax purposes was $53,313,423.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, these securities amounted to a value of $3,930,801 or 7.5% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)  As rated by Standard & Poors, Fitch or Duff & Phelps.

                       See Notes to Financial Statements                      11

Phoenix-Seneca Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000

ASSETS
Investment securities at value
  (Identified cost $53,313,423)                               $   51,621,262
Cash                                                                 647,984
Receivables
  Investment securities sold                                       1,073,240
  Interest                                                           730,707
  Fund shares sold                                                    12,656
Deferred organization expenses                                         2,840
Prepaid expenses                                                         244
                                                              --------------
    Total assets                                                  54,088,933
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  1,616,706
  Fund shares repurchased                                                145
  Distribution fee                                                    15,395
  Investment advisory fee                                             13,330
  Transfer agent fee                                                  12,910
  Financial agent fee                                                  6,875
  Trustees' fee                                                        1,800
Accrued expenses                                                      62,662
                                                              --------------
    Total liabilities                                              1,729,823
                                                              --------------
NET ASSETS                                                    $   52,359,110
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   53,720,735
Undistributed net investment income                                  516,396
Accumulated net realized loss                                       (185,860)
Net unrealized depreciation                                       (1,692,161)
                                                              --------------
NET ASSETS                                                    $   52,359,110
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $39,981,411)                 3,936,916
Net asset value and offering price per share                          $10.16
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,334,969)                    725,734
Net asset value per share                                             $10.11
Offering price per share $10.11/(1-4.75%)                             $10.61
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,086,106)                    307,381
Net asset value and offering price per share                          $10.04
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,956,624)                    194,592
Net asset value and offering price per share                          $10.06

                            STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30,2000

INVESTMENT INCOME
Interest                                                      $    3,679,949
Dividends                                                            124,500
                                                              --------------
    Total investment income                                        3,804,449
                                                              --------------
EXPENSES
Investment advisory fee                                              221,030
Distribution fee, Class A                                             11,344
Distribution fee, Class B                                             25,306
Distribution fee, Class C                                             13,642
Financial agent fee                                                   77,436
Transfer agent                                                        73,408
Registration                                                          46,660
Professional                                                          31,975
Printing                                                              19,030
Custodian                                                             18,073
Trustees                                                              13,190
Amortization of deferred organization expenses                        10,687
Miscellaneous                                                         16,022
                                                              --------------
    Total expenses                                                   577,803
    Less expenses borne by investment adviser                       (124,936)
    Custodian fees paid indirectly                                    (4,722)
                                                              --------------
    Net expenses                                                     448,145
                                                              --------------
NET INVESTMENT INCOME                                              3,356,304
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities                                     (177,909)
Net change in unrealized appreciation (depreciation) on
  investments                                                       (504,232)
                                                              --------------
NET LOSS ON INVESTMENTS                                             (682,141)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    2,674,163
                                                              ==============

12                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                            9/30/00      9/30/99
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $ 3,356,304  $ 2,136,536
  Net realized gain (loss)                   (177,909)     286,567
  Net change in unrealized appreciation
    (depreciation)                           (504,232)  (1,374,017)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               2,674,163    1,049,086
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X           (2,515,070)  (1,783,876)
  Net investment income, Class A             (292,804)     (62,282)
  Net investment income, Class B             (164,557)     (41,217)
  Net investment income, Class C              (86,111)     (19,340)
  Net realized gains, Class X                (234,671)    (237,256)
  Net realized gains, Class A                 (20,533)      (6,691)
  Net realized gains, Class B                 (18,242)      (3,366)
  Net realized gains, Class C                  (7,732)      (4,337)
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (3,339,720)  (2,158,365)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (713,599
    and 936,038 shares, respectively)       7,223,007    9,870,220
  Net asset value of shares issued from
    reinvestment of distributions
    (267,292 and 188,148 shares,
    respectively)                           2,688,008    1,984,360
  Cost of shares repurchased (412,686
    and 232,292 shares, respectively)      (4,171,320)  (2,442,507)
                                          -----------  -----------
Total                                       5,739,695    9,412,073
                                          -----------  -----------
CLASS A
  Proceeds from sales of shares (565,362
    and 302,053 shares, respectively)       5,655,310    3,154,123
  Net asset value of shares issued from
    reinvestment of distributions
    (24,149 and 5,398 shares,
    respectively)                             241,471       56,422
  Cost of shares repurchased (129,252
    and 74,593 shares, respectively)       (1,301,813)    (783,486)
                                          -----------  -----------
Total                                       4,594,968    2,427,059
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (205,347
    and 167,067 shares, respectively)       2,071,941    1,753,608
  Net asset value of shares issued from
    reinvestment of distributions
    (6,271 and 1,944 shares,
    respectively)                              62,389       20,300
  Cost of shares repurchased (59,449 and
    35,679 shares, respectively)             (590,669)    (375,271)
                                          -----------  -----------
Total                                       1,543,661    1,398,637
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares (174,940
    and 50,510 shares, respectively)        1,761,161      529,791
  Net asset value of shares issued from
    reinvestment of distributions
    (7,493 and 1,056 shares,
    respectively)                              74,661       11,082
  Cost of shares repurchased (31,077 and
    49,464 shares, respectively)             (311,354)    (522,992)
                                          -----------  -----------
Total                                       1,524,468       17,881
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     13,402,792   13,255,650
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS    12,737,235   12,146,371
NET ASSETS
  Beginning of period                      39,621,875   27,475,504
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $516,396 AND 211,548, RESPECTIVELY]   $52,359,110  $39,621,875
                                          ===========  ===========

                       See Notes to Financial Statements                      13

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS X
                                               ---------------------------------------------------------------------------
                                                                                                                   FROM
                                                                YEAR ENDED SEPTEMBER 30,                         INCEPTION
                                               ----------------------------------------------------------        3/7/96 TO
                                                   2000              1999            1998            1997         9/30/96
Net asset value, beginning of period           $  10.35          $  10.68        $  10.47        $  10.09         $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.77(1)           0.69(1)         0.56            0.62           0.31
  Net realized and unrealized gain (loss)         (0.18)            (0.31)           0.40            0.47           0.08
                                               --------          --------        --------        --------         ------
      TOTAL FROM INVESTMENT OPERATIONS             0.59              0.38            0.96            1.09           0.39
                                               --------          --------        --------        --------         ------
LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.71)            (0.62)          (0.57)          (0.69)         (0.30)
  Dividends from net realized gains               (0.07)            (0.09)          (0.18)          (0.02)            --
                                               --------          --------        --------        --------         ------
      TOTAL DISTRIBUTIONS                         (0.78)            (0.71)          (0.75)          (0.71)         (0.30)
                                               --------          --------        --------        --------         ------
Change in net asset value                         (0.19)            (0.33)           0.21            0.38           0.09
                                               --------          --------        --------        --------         ------
NET ASSET VALUE, END OF PERIOD                 $  10.16          $  10.35        $  10.68        $  10.47         $10.09
                                               ========          ========        ========        ========         ======
Total return                                       6.17%             3.51%           9.44%          11.26%          4.02%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $39,981           $34,853         $26,455          $8,922         $3,927

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               0.90%(5)(8)       1.06%(5)(7)     1.66%           1.53%(5)       0.56%(3)(5)
  Net investment income (loss)                     7.67%             6.60%           5.92%           6.31%          7.54%(3)
Portfolio turnover                                   74%               95%            112%          99.68%         52.82%(4)

                                                                  CLASS A
                                                 -----------------------------------------
                                                        YEAR ENDED                 FROM
                                                      SEPTEMBER 30,              INCEPTION
                                                 ------------------------        7/1/98 TO
                                                     2000            1999         9/30/98
Net asset value, beginning of period             $  10.29        $  10.68         $ 10.79
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)                    0.75            0.59            0.13
  Net realized and unrealized gain (loss)           (0.18)          (0.33)          (0.07)
                                                 --------        --------         -------
      TOTAL FROM INVESTMENT OPERATIONS               0.57            0.26            0.06
                                                 --------        --------         -------
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.68)          (0.56)          (0.17)
  Dividends from net realized gains                 (0.07)          (0.09)             --
                                                 --------        --------         -------
      TOTAL DISTRIBUTIONS                           (0.75)          (0.65)          (0.17)
                                                 --------        --------         -------
Change in net asset value                           (0.18)          (0.39)          (0.11)
                                                 --------        --------         -------
NET ASSET VALUE, END OF PERIOD                   $  10.11        $  10.29         $ 10.68
                                                 ========        ========         =======
Total return(2)                                      5.84%           2.46%           0.53%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $7,335          $2,732            $348

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(6)                              1.15%(8)        1.88%(7)        2.45%(3)
  Net investment income (loss)                       7.60%           5.80%           5.17%(3)
Portfolio turnover                                     74%             95%            112%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.00%, 1.13%, 3.41% and 9.31% for the periods ended September 30, 2000, 1999, 1997 and 1996, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.81%, 4.08% and 8.99% for the periods ended September 30, 2000, 1999 and 1998, respectively.
(7) For the periods ended September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(8) For the year ended September 30, 2000, the ratio of operating expenses to average net assets includes the effect of expense offset for custodian fees, if expense offsets were excluded, the ratio would have been 0.91% and 1.16% for Class X and Class A, respectively.

14                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS B
                                                      ---------------------------------------
                                                           YEAR ENDED                 FROM
                                                          SEPTEMBER 30,             INCEPTION
                                                      ---------------------         7/1/98 TO
                                                        2000           1999          9/30/98
Net asset value, beginning of period                  $10.27         $10.67          $10.79
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)                       0.68           0.52            0.11
  Net realized and unrealized gain (loss)              (0.20)         (0.33)          (0.08)
                                                      ------         ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                  0.48           0.19            0.03
                                                      ------         ------          ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.64)         (0.50)          (0.15)
  Dividends from net realized gains                    (0.07)         (0.09)             --
                                                      ------         ------          ------
      TOTAL DISTRIBUTIONS                              (0.71)         (0.59)          (0.15)
                                                      ------         ------          ------
Change in net asset value                              (0.23)         (0.40)          (0.12)
                                                      ------         ------          ------
NET ASSET VALUE, END OF PERIOD                        $10.04         $10.27          $10.67
                                                      ======         ======          ======
Total return(2)                                         5.06%          1.67%           0.28%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $3,086         $1,593            $234

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                 1.90%(8)       2.62%(7)        3.20%(3)
  Net investment income (loss)                          6.83%          5.09%           4.42%(3)
Portfolio turnover                                        74%            95%            112%(4)

                                                                      CLASS C
                                                      ---------------------------------------
                                                           YEAR ENDED                 FROM
                                                          SEPTEMBER 30,             INCEPTION
                                                      ---------------------         7/1/98 TO
                                                        2000           1999          9/30/98
Net asset value, beginning of period                  $10.27         $10.67          $10.79
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)                       0.69           0.49            0.10
  Net realized and unrealized gain (loss)              (0.20)         (0.30)          (0.07)
                                                      ------         ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                  0.49           0.19            0.03
                                                      ------         ------          ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.63)         (0.50)          (0.15)
  Dividends from net realized gains                    (0.07)         (0.09)             --
                                                      ------         ------          ------
      TOTAL DISTRIBUTIONS                              (0.70)         (0.59)          (0.15)
                                                      ------         ------          ------
Change in net asset value                              (0.21)         (0.40)          (0.12)
                                                      ------         ------          ------
NET ASSET VALUE, END OF PERIOD                        $10.06         $10.27          $10.67
                                                      ======         ======          ======
Total return(2)                                         5.12%          1.66%           0.28%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $1,957           $444            $439

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(6)                                 1.90%(8)       2.91%(7)        3.20%(3)
  Net investment income (loss)                          6.88%          4.71%           4.27%(3)
Portfolio turnover                                        74%            95%            112%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.08%, 5.67% and 15.79% for the periods ended September 30, 2000, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.08%, 9.50% and 11.22% for the periods ended September 30, 2000, 1999 and 1998, respectively.
(7) For the periods ended September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(8) For the year ended September 30, 2000, the ratio of operating expenses to average net assets includes the effect of expense offset for custodian fees, if expense offsets were excluded, the ratio would have been 1.91%.

                       See Notes to Financial Statements                      15

PHOENIX-SENECA MID-CAP "EDGE"-SM- FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: The fiscal year ended September 30, 2000, was a remarkable one for the Fund, with Class A shares increasing 91.30%. Class B shares earned 89.49%, Class C shares returned 89.54%, and Class X shares were up 91.81% for the 12 months. The S&P MidCap 400 Index(1) rose 43.21% for the same period. Performance was achieved in rapidly rising markets and may have resulted from participation in initial public offerings (IPO's) and from a concentration in technology and other sectors, which can lead to greater volatility. There is no assurance that similar returns will be achieved in the future. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT MARKET FACTORS AFFECTED PERFORMANCE?

A: Last year's fourth quarter, which marked the beginning of the Fund's fiscal year, saw tech stocks continuing to dominate the market. Issue selection within the technology sector and our overweighting in that area contributed greatly to our good results. In particular, some of our holdings of semiconductor developers had exceptional returns. We also benefited from good issue selection within the health-care, energy and consumer staples sectors.

    The beginning of the year continued to see technology as the best performing sector, with eight of the top 10 contributors to the S&P MidCap 400 Index's first-quarter return being tech stocks. Our good stock selection within the technology and telecommunications sectors continued to drive performance. During the quarter, we trimmed back a majority of our outperformers due to their high valuation levels.

    The second quarter of the year was marked by extreme style shifts and sector rotation. Investors began eyeing the Fed nervously and ended up punishing many of the industries that had been the star performers. After a long period of dominance, technology fell from favor. For example, the Nasdaq Index(2) returned 12.4% for the first three months of the year, but on March 31, was down nearly 12% from its high on March 10. Although the technology sector as a whole produced negative results, our tech holdings outperformed the market. The best performers in our portfolio during this time were the communications services and health-care sectors. In addition, the portfolio's underweighted position in consumer cyclicals and financial stocks also helped performance in the second quarter.

    The overall market was negative in the third quarter for the third year in a row, but this year it was not the result of exogenous factors such as Sovereign debt default or Y2K fears. This year's negative sentiment was attributable to the combined effects of high energy prices, the economic

(1) THE S&P MIDCAP 400 INDEX IS A COMMONLY USED MEASURE OF MID-CAPITALIZATION STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ INDEX IS A COMMONLY USED MEASURE OF TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

slowdown and currency market concerns. Our portfolio, which focuses on high-quality companies with accelerating earnings, was well-positioned to withstand much of this concern. Strong stock selection was key in this difficult quarter. Our portfolio highlights were three technology stocks: Extreme Networks, Perkin-Elmer and Mercury Interactive. Each of these names was up strongly, despite the downdraft in the broad technology sector. We also profited from holdings in the energy and financial sectors, where Nabors Industries, Santa Fe International, Capital One Financial and MGIC Investment Corp. produced excellent results.

Q: WHAT IS YOUR NEAR-TERM OUTLOOK?

A: As we enter the new fiscal year, pessimism reigns in the markets. Nervous investors are fleeing from companies at the slightest hint of disappointment. Importantly, however, investors are not abandoning the markets. Instead, money is rotating from sector to sector. Market breadth, as measured by the number of stocks performing better than the index, has improved significantly. Investors realize that the fundamental investment case for good financial market returns remains intact. Economic strength is moderating, but remains solid. Inflation is tame, despite the energy price spike. Corporate profit growth is continuing. The Fed is on hold. Successful investors will be those who weather the current storm with patience and a focus on companies with superior profit growth and sustainable valuations.

    The current negative sentiment will undoubtedly last a bit longer, as the market frets about the effects of a weak economy. As seasoned investors, we have survived such nervous periods before. We do not forecast an economic recession and remain confident that even as the economy cools, we can continue to identify strong candidates for investment.

    The Fund's strong showing against virtually all indices is a result of our focus on companies that exhibit earnings strength and the potential of future earnings acceleration. We believe that the mid-cap area will continue to be a fertile source of strong earnings combined with sensible valuations.

                                                                 OCTOBER 9, 2000

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 9/30/00

                                         INCEPTION    INCEPTION
                                1 YEAR  TO 9/30/00      DATE
                                ------  -----------  -----------
Class X Shares at NAV(2)        91.81%       36.02%      3/8/96
Class A Shares at NAV(2)        91.30        35.49       3/8/96
Class A Shares at POP(3)        80.30        33.74       3/8/96
Class B Shares at NAV(2)        89.49        35.68       7/1/98
Class B Shares with CDSC(4)     85.49        34.77       7/1/98
Class C Shares at NAV(2)        89.54        35.66       7/1/98
Class C Shares with CDSC(4)     89.54        35.66       7/1/98
S&P 400 MidCap Index(7)         43.21      Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 22.74% for Class X and Class A (since 3/8/96) and 20.24% for Class B and Class C (since 7/1/98).
(6) This chart illustrates NAV returns on Class X shares and POP returns on Class A shares. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The S&P 400 MidCap Index is an unmanaged, commonly used measure of mid-cap stock total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PHOENIX-SENECA MID CAP             PHOENIX-SENECA MID CAP
                 "EDGE" FUND                        "EDGE" FUND             S&P MIDCAP 400 INDEX(7)
                             Class X(6)                         Class A(6)
3/96                            $10,000                             $9,425                  $10,000
96                              $14,970                            $14,072                  $10,876
97                              $16,676                            $15,654                  $15,129
98                              $15,972                            $14,912                  $14,176
99                              $21,246                            $19,724                  $17,790
00                              $40,751                            $37,733                  $25,478

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          39%
Energy               12
Health Care          12
Consumer Cyclicals    9
Financials            9
Consumer Staples      7
Other                 7
Capital Goods         5

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Extreme Networks, Inc.                                         4.3%
        LOCAL AREA NETWORK SWITCHING PROVIDER
    2.  Perkin-Elmer, Inc.                                             4.3%
        MANUFACTURER OF ANAYTICAL INSTRUMENTS AND OPTICS
    3.  Mercury Interactive Corp.                                      4.3%
        MANUFACTURES SOFTWARE TESTING PRODUCTS
    4.  Capital One Financial Corp.                                    4.0%
        BANK CARD ISSUER
    5.  Tenet Healthcare Corp.                                         3.9%
        OPERATES SPECIALTY AND GENERAL HOSPITALS
    6.  MGIC Investment Corp.                                          3.8%
        PROVIDES PRIVATE MORTGAGE INSURANCE
    7.  Allergan, Inc.                                                 3.5%
        DEVELOPS OPHTHALMIC AND DETERMATOLGIC PRODUCTS
    8.  EchoStar Communications Corp.                                  3.4%
        MANUFACTURES SATELLITE TV PRODUCTS
    9.  Forest Laboratories, Inc.                                      3.3%
        PHARMACEUTICAL MANUFACTURER AND DISTRIBUTOR
   10.  SPX Corp.                                                      3.3%
        MANUFACTURES ENGINE PARTS

                       INVESTMENTS AT SEPTEMBER 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--88.0%

BROADCASTING (TELEVISION, RADIO & CABLE)--3.4%
EchoStar Communications Corp.(b)........       69,060   $  3,642,915
COMMUNICATIONS EQUIPMENT--10.7%
Advanced Fibre Communications,
Inc.(b).................................       87,200      3,302,700
McData Corp. Class B(b).................       14,800      1,818,781
Scientific-Atlanta, Inc.................       46,960      2,987,830
Spectrasite Holdings, Inc.(b)...........       70,040      1,300,118
Tut Systems, Inc.(b)....................       23,780      2,052,511
                                                        ------------
                                                          11,461,940
                                                        ------------

COMPUTERS (HARDWARE)--4.5%
Copper Mountain Networks, Inc.(b).......        6,250        234,375
Extreme Networks, Inc.(b)...............       40,280      4,612,060
                                                        ------------
                                                           4,846,435
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--6.2%
Agile Software Corp.(b).................       23,610      2,123,425
Mercury Interactive Corp.(b)............       29,140      4,567,695
                                                        ------------
                                                           6,691,120
                                                        ------------

CONSUMER FINANCE--4.1%
Capital One Financial Corp..............       61,990      4,343,174

ELECTRICAL EQUIPMENT--3.3%
SPX Corp.(b)............................       25,050      3,555,534

                                               SHARES      VALUE
                                              --------  ------------

ELECTRONICS (INSTRUMENTATION)--4.3%
PerkinElmer, Inc........................       44,060   $  4,598,763

ELECTRONICS (SEMICONDUCTORS)--4.1%
Fairchild Semiconductor Corp. Class
A(b)....................................       67,020      1,884,938
International Rectifier Corp.(b)........       48,760      2,465,428
                                                        ------------
                                                           4,350,366
                                                        ------------

EQUIPMENT (SEMICONDUCTORS)--2.4%
Credence Systems Corp.(b)...............       84,780      2,543,400

FOODS--3.0%
Hershey Foods Corp......................       59,430      3,216,649

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.8%
Allergan, Inc...........................       44,060      3,720,316
Forest Laboratories, Inc.(b)............       31,190      3,577,103
                                                        ------------
                                                           7,297,419
                                                        ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--3.9%
Tenet Healthcare Corp...................      115,910      4,216,226

INSURANCE (PROPERTY-CASUALTY)--3.8%
MGIC Investment Corp....................       67,300      4,113,713

MANUFACTURING (SPECIALIZED)--1.3%
Avery Dennison Corp.....................       30,090      1,395,424

NATURAL GAS--3.1%
Dynegy, Inc. Class A....................       58,060      3,309,420

                       See Notes to Financial Statements                      19

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                                               SHARES      VALUE
                                              --------  ------------
OIL & GAS (DRILLING & EQUIPMENT)--8.3%
Nabors Industries, Inc.(b)..............       54,060   $  2,832,744
Santa Fe International Corp.............       60,690      2,734,843
Weatherford International, Inc.(b)......       76,170      3,275,310
                                                        ------------
                                                           8,842,897
                                                        ------------

OIL & GAS (REFINING & MARKETING)--2.5%
Valero Energy Corp......................       76,690      2,698,529

RETAIL (SPECIALTY)--2.9%
Bed Bath & Beyond, Inc.(b)..............      128,180      3,126,390

SERVICES (COMMERCIAL & CONSUMER)--5.3%
Convergys Corp.(b)......................       79,720      3,099,115
Crown Castle International Corp.(b).....       84,180      2,614,841
                                                        ------------
                                                           5,713,956
                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--4.1%
Nextel Partners, Inc. Class A(b)........       80,930      2,357,086
Powerwave Technologies, Inc.(b).........       54,420      2,066,259
                                                        ------------
                                                           4,423,345
                                                        ------------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $77,880,436)                             94,387,615
--------------------------------------------------------------------
                                               SHARES      VALUE
                                              --------  ------------

FOREIGN COMMON STOCKS--4.3%

COMMUNICATIONS EQUIPMENT--1.8%
NDS Group PLC ADR (United Kingdom)(b)...       24,250   $  1,867,250

ELECTRONICS (SEMICONDUCTORS)--2.5%
Chartered Semiconductor Manufacturing
Ltd. ADR (Singapore)(b).................       44,660      2,710,304
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,619,947)                               4,577,554
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--92.3%
(IDENTIFIED COST $82,500,383)                             98,965,169
--------------------------------------------------------------------

                                                PAR
                                               VALUE
                                               (000)
                                              --------
SHORT-TERM OBLIGATIONS--11.5%

REPURCHASE AGREEMENT--11.5%
State Street Bank & Trust Co. repurchase
agreement, 4.25%, dated 9/29/00 due 10/2/00,
repurchase price $12,328,365 collateralized
by U.S. Treasury Bond 7.875%, 2/15/21,
market value $12,573,439....................  $12,324     12,324,000
--------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $12,324,000)                             12,324,000
--------------------------------------------------------------------

TOTAL INVESTMENTS--103.8%
(IDENTIFIED COST $94,824,383)                           111,289,169(a)
Cash and receivables, less liabilities--(3.8%)           (4,025,757)
                                                      -------------
NET ASSETS--100.0%                                    $ 107,263,412
                                                      =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $21,837,927 and gross depreciation of $5,467,320 for federal income tax purposes. At September 30, 2000 the aggregate cost of securities for federal income tax purposes was $94,918,562.
(b)  Non-income producing.

20                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000

ASSETS
Investment securities at value, exclusive of
  repurchase agreement
  (Identified cost $82,500,383)                               $98,965,169
Repurchase agreement at value
  (Identified cost $12,324,000)                                12,324,000
Cash                                                                  357
Receivables
  Investment securities sold                                    1,386,366
  Fund shares sold                                              1,083,847
  Dividends and interest                                            4,882
Deferred organization expenses                                      2,840
Prepaid expenses                                                      265
                                                              -----------
    Total assets                                              113,767,726
                                                              -----------
LIABILITIES
Payables
  Investment securities purchased                               6,216,956
  Fund shares repurchased                                          48,820
  Distribution fee                                                 92,526
  Investment advisory fee                                          35,149
  Transfer agent fee                                               14,192
  Financial agent fee                                               9,765
  Trustees' fee                                                     1,800
Accrued expenses                                                   85,106
                                                              -----------
    Total liabilities                                           6,504,314
                                                              -----------
NET ASSETS                                                    107,263,412
                                                              ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $79,976,771
Accumulated net realized gain                                  10,821,855
Net unrealized appreciation                                    16,464,786
                                                              -----------
NET ASSETS                                                    $107,263,412
                                                              ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $23,016,228)                738,169
Net asset value and offering price per share                       $31.18
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $50,150,286)              1,631,163
Net asset value per share                                          $30.75
Offering price per share $30.75/(1-5.75%)                          $32.63
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $15,878,587)                527,747
Net asset value and offering price per share                       $30.09
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,218,311)                605,687
Net asset value and offering price per share                       $30.08

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME
Interest                                                      $   211,528
Dividends                                                         100,851
                                                              -----------
    Total investment income                                       312,379
                                                              -----------
EXPENSES
Investment advisory fee                                           444,754
Distribution fee, Class A                                          62,047
Distribution fee, Class B                                          66,746
Distribution fee, Class C                                          73,929
Financial agent fee                                                86,261
Transfer agent                                                     95,583
Registration                                                       51,153
Printing                                                           50,061
Professional                                                       27,812
Custodian                                                          14,464
Trustees                                                           13,190
Amortization of deferred organization expenses                     10,687
Miscellaneous                                                      12,791
                                                              -----------
    Total expenses                                              1,009,478
    Less expenses borne by investment adviser                    (112,516)
                                                              -----------
    Net expenses                                                  896,962
                                                              -----------
NET INVESTMENT LOSS                                              (584,583)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                11,930,154
Net change in unrealized appreciation (depreciation) on
  investments                                                  14,274,036
                                                              -----------
NET GAIN ON INVESTMENTS                                        26,204,190
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $25,619,607
                                                              ===========

                       See Notes to Financial Statements                      21

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended   Year Ended
                                            9/30/00       9/30/99
                                          ------------  -----------
FROM OPERATIONS
  Net investment income (loss)            $   (584,583) $  (275,816)
  Net realized gain (loss)                  11,930,154    2,299,388
  Net change in unrealized appreciation
    (depreciation)                          14,274,036    2,415,950
                                          ------------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               25,619,607    4,439,522
                                          ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class X               (1,167,783)    (355,856)
  Net realized gains, Class A                 (936,318)    (166,088)
  Net realized gains, Class B                 (259,770)     (11,063)
  Net realized gains, Class C                 (178,774)      (9,446)
                                          ------------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (2,542,645)    (542,453)
                                          ------------  -----------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (215,085
    and 143,563 shares, respectively)        6,295,346    2,478,919
  Net asset value of shares issued from
    reinvestment of distributions
    (53,135 and 21,703 shares,
    respectively)                            1,166,309      354,621
  Cost of shares repurchased (128,414
    and 214,035 shares, respectively)       (3,156,577)  (3,757,537)
                                          ------------  -----------
Total                                        4,305,078     (923,997)
                                          ------------  -----------
CLASS A
  Proceeds from sales of shares
    (1,409,154 and 228,931 shares,
    respectively)                           37,895,379    3,836,768
  Net asset value of shares issued from
    reinvestment of distributions
    (38,209 and 10,097 shares,
    respectively)                              828,380      163,976
  Cost of shares repurchased (183,022
    and 138,776 shares, respectively)       (4,980,455)  (2,331,488)
                                          ------------  -----------
Total                                       33,743,304    1,669,256
                                          ------------  -----------
CLASS B
  Proceeds from sales of shares (449,699
    and 86,897 shares, respectively)        12,356,353    1,460,274
  Net asset value of shares issued from
    reinvestment of distributions
    (7,356 and 684 shares, respectively)       157,058       11,062
  Cost of shares repurchased (25,588 and
    1,900 shares, respectively)               (698,730)     (31,603)
                                          ------------  -----------
Total                                       11,814,681    1,439,733
                                          ------------  -----------
CLASS C
  Proceeds from sales of shares (561,111
    and 49,078 shares, respectively)        14,900,356      821,159
  Net asset value of shares issued from
    reinvestment of distributions
    (6,695 and 402 shares, respectively)       142,940        6,510
  Cost of shares repurchased (18,146 and
    991 shares, respectively)                 (467,593)     (16,970)
                                          ------------  -----------
Total                                       14,575,703      810,699
                                          ------------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      64,438,766    2,995,691
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS     87,515,728    6,892,760
NET ASSETS
  Beginning of period                       19,747,684   12,854,924
                                          ------------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $107,263,412  $19,747,684
                                          ============  ===========

22                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                 -----------------------------------------------------------------
                                                                                                           FROM
                                                              YEAR ENDED SEPTEMBER 30,                   INCEPTION
                                                 --------------------------------------------------      3/8/96 TO
                                                     2000          1999          1998          1997       9/30/96
Net asset value, beginning of period             $  17.78      $  13.81      $  16.47      $  14.97       $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.19)(1)     (0.21)(1)     (0.23)(1)     (0.17)        0.01
  Net realized and unrealized gain (loss)           15.65          4.72         (0.58)         1.84         4.96
                                                 --------      --------      --------      --------       ------
      TOTAL FROM INVESTMENT OPERATIONS              15.46          4.51         (0.81)         1.67         4.97
                                                 --------      --------      --------      --------       ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                 --            --            --         (0.07)          --
  Dividends from net realized gains                 (2.06)        (0.54)        (1.85)        (0.10)          --
                                                 --------      --------      --------      --------       ------
      TOTAL DISTRIBUTIONS                           (2.06)        (0.54)        (1.85)        (0.17)          --
                                                 --------      --------      --------      --------       ------
Change in net asset value                           13.40          3.97         (2.66)         1.50         4.97
                                                 --------      --------      --------      --------       ------
NET ASSET VALUE, END OF PERIOD                   $  31.18      $  17.78      $  13.81      $  16.47       $14.97
                                                 ========      ========      ========      ========       ======
Total return                                       91.81%        33.02%        (4.22)%       11.39%        49.70%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $23,016       $10,640        $8,940        $9,390       $7,428

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.27%(5)      1.96%         2.10%(5)      1.74%(5)      0.90%(3)(5)
  Net investment income (loss)                     (0.72)%       (1.27)%       (1.49)%       (0.97)%        0.27%(3)
Portfolio turnover                                   124%          192%          206%       283.60%        72.34%(4)

                                                                              CLASS A
                                                 -----------------------------------------------------------------
                                                                                                           FROM
                                                              YEAR ENDED SEPTEMBER 30,                   INCEPTION
                                                 --------------------------------------------------      3/8/96 TO
                                                     2000          1999          1998          1997       9/30/96
Net asset value, beginning of period             $  17.60      $  13.75      $  16.49      $  14.94       $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.24)(1)     (0.31)(1)     (0.30)(1)     (0.25)       (0.01)
  Net realized and unrealized gain (loss)           15.45          4.70         (0.59)         1.90         4.95
                                                 --------      --------      --------      --------       ------
      TOTAL FROM INVESTMENT OPERATIONS              15.21          4.39         (0.89)         1.65         4.94
                                                 --------      --------      --------      --------       ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                 --            --            --            --           --
  Dividends from net realized gains                 (2.06)        (0.54)        (1.85)        (0.10)          --
                                                 --------      --------      --------      --------       ------
      TOTAL DISTRIBUTIONS                           (2.06)        (0.54)        (1.85)        (0.10)          --
                                                 --------      --------      --------      --------       ------
Change in net asset value                           13.15          3.85         (2.74)         1.55         4.94
                                                 --------      --------      --------      --------       ------
NET ASSET VALUE, END OF PERIOD                   $  30.75      $  17.60      $  13.75      $  16.49       $14.94
                                                 ========      ========      ========      ========       ======
Total return(2)                                    91.30%        32.27%        (4.74)%       11.25%        49.30%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $50,150        $6,457        $3,666        $2,419       $1,355

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.47%(6)      2.51%         2.70%(6)      2.37%(6)      1.55%(3)(6)
  Net investment income (loss)                     (0.91)%       (1.81)%       (1.95)%       (1.60)%       (0.46)%(3)
Portfolio turnover                                   124%          192%          206%       283.60%        72.34%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.43%, 2.38%, 2.77% and 5.73% for the periods ended September 30, 2000, 1998, 1997 and 1996, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.59%, 2.74%, 4.32% and 9.73% for the periods ended September 30, 2000, 1998, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      23

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS B
                                                      ----------------------------------------
                                                            YEAR ENDED                 FROM
                                                          SEPTEMBER 30,              INCEPTION
                                                      ----------------------         7/1/98 TO
                                                         2000           1999          9/30/98
Net asset value, beginning of period                  $ 17.41         $13.73          $17.15
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)                       (0.45)         (0.47)          (0.09)
  Net realized and unrealized gain (loss)               15.19           4.69           (3.33)
                                                      -------         ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                  14.74           4.22           (3.42)
                                                      -------         ------          ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                     --             --              --
  Dividends from net realized gains                     (2.06)         (0.54)             --
                                                      -------         ------          ------
      TOTAL DISTRIBUTIONS                               (2.06)         (0.54)             --
                                                      -------         ------          ------
Change in net asset value                               12.68           3.68           (3.42)
                                                      -------         ------          ------
NET ASSET VALUE, END OF PERIOD                        $ 30.09         $17.41          $13.73
                                                      =======         ======          ======
Total return(2)                                        89.49%         31.05%          (19.94)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $15,879         $1,676            $145

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                 2.29%          3.45%            3.45%(3)
  Net investment income (loss)                         (1.73)%        (2.78)%          (2.45)%(3)
Portfolio turnover                                       124%           192%             206%(4)

                                                                      CLASS C
                                                      ----------------------------------------
                                                            YEAR ENDED                 FROM
                                                          SEPTEMBER 30,              INCEPTION
                                                      ----------------------         7/1/98 TO
                                                         2000           1999          9/30/98
Net asset value, beginning of period                  $ 17.40         $13.72          $17.15
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)                       (0.45)         (0.47)          (0.09)
  Net realized and unrealized gain (loss)               15.19           4.69           (3.34)
                                                      -------         ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                  14.74           4.22           (3.43)
                                                      -------         ------          ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                     --             --              --
  Dividends from net realized gains                     (2.06)         (0.54)             --
                                                      -------         ------          ------
      TOTAL DISTRIBUTIONS                               (2.06)         (0.54)             --
                                                      -------         ------          ------
Change in net asset value                               12.68           3.68           (3.43)
                                                      -------         ------          ------
NET ASSET VALUE, END OF PERIOD                        $ 30.08         $17.40          $13.72
                                                      =======         ======          ======
Total return(2)                                        89.54%         31.07%          (20.00)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $18,218           $975            $103

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(6)                                 2.25%          3.45%            3.45%(3)
  Net investment income (loss)                         (1.68)%        (2.78)%          (2.44)%(3)
Portfolio turnover                                       124%           192%             206%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.70%, 6.33% and 20.80% for the periods ended September 30, 2000, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.65%, 9.03% and 21.14% for the periods ended September 30, 2000, 1999 and 1998, respectively.

24                     See Notes to Financial Statements

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADER, DAVID SHAPIRO

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks high total return from both current income and long-term capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: The Fund performed very well for the fiscal year ended September 30, 2000. Class A shares increased 27.40%, Class B shares earned 26.37%, Class C shares returned 26.37%, and Class X shares rose 29.00% for the 12 months. For the same period, the S&P 500 Index(1) was up 13.37%, and the Wilshire Real Estate Securities Index(2) gained 21.89%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT IS YOUR STRATEGY IN SELECTING INVESTMENTS?

A: Our strategy continues to focus on owning the preeminent companies in the real estate and real estate finance sectors. Good management teams and strong balance sheets are the characteristics we emphasize when selecting companies for the portfolio. Additionally, we look for reasonable valuations relative to the long-term growth rates of the companies in our portfolio.

Q: WHAT DOMESTIC EVENTS HAD A MAJOR IMPACT ON HOW YOU HAVE POSITIONED THE PORTFOLIO?

A: Rising interest rates for much of the past year resulted in a return to "value" investing, with real estate being a major beneficiary. Our philosophy has been to emphasize real estate investments in those parts of the country with strong job growth, particularly the Southeast, Southwest and West in recent periods. In addition, we look for constrained development, such as in city centers like Boston, New York, San Francisco and Los Angeles.

Q: WHAT FACTORS LED TO THE FUND'S STRONG PERFORMANCE RELATIVE TO ITS BENCHMARKS?

A: The Fund continued to outperform its benchmarks by concentrating portfolio holdings in high quality companies with an emphasis on the apartment, office/industrial and finance sectors. The Fund's return was also helped by the announced buyout of Urban Shopping Centers and the liquidation of Pacific Gulf Properties. We continued to maintain our core holdings in Equity Office Properties, Equity Residential Properties and Essex Property Trust. New holdings in the portfolio included Fannie Mae, Freddie Mac and Countrywide Credit.

Q: WHAT IS YOUR OUTLOOK FOR THE SHORT TERM?

A: With market volatility likely to continue through the presidential election, we are focusing our attention on companies with low multiples and reasonable growth rates.

                                                                OCTOBER 23, 2000

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE WILSHIRE REAL ESTATE SECURITIES INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF REAL ESTATE TOTAL-RETURN PERFORMANCE. THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Seneca Real Estate Securities Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 9/30/00

                                         INCEPTION   INCEPTION
                                1 YEAR  TO 9/30/00     DATE
                                ------  -----------  ---------
Class X Shares at NAV(2)        29.00%        9.30%   3/12/96
Class A Shares at NAV(2)        27.40         8.03    3/12/96
Class A Shares at POP(3)        20.07         6.64    3/12/96
Class B Shares at NAV(2)        26.37         0.75     7/1/98
Class B Shares with CDSC(4)     22.37        (0.49)    7/1/98
Class C Shares at NAV(2)        26.37         0.75     7/1/98
Class C Shares with CDSC(4)     26.37         0.75     7/1/98
Wilshire REIT Index(7)          21.89       Note 5     Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 10.56% for Class X and Class A (since 3/29/96) and 1.65% for Class B and Class C (since 6/30/98).
(6) This chart illustrates NAV returns on Class X shares and POP returns on Class A shares. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The Wilshire REIT Index is an unmanaged, commonly used measure of real estate equity market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 9/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-SENECA    PHOENIX-SENECA
      REAL ESTATE FUND  REAL ESTATE FUND  WILSHIRE REIT INDEX(7)
         CLASS X(6)        CLASS A(6)
3/96           $10,000            $9,425                 $10,000
96             $11,261           $10,557                 $11,111
97             $15,252           $14,203                 $15,800
98             $12,456           $11,430                 $13,538
99             $11,626           $10,519                 $12,897
00             $14,998           $13,402                 $15,720

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/12/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        9/30/00
As a percentage of real estate holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Office             30%
Apartments          22
Regional Malls      14
Diversified         13
Manufactured Home   11
Lodging/Resorts      4
Mortgage Backed      4
Other                2

Phoenix-Seneca Real Estate Securities Fund

TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Mack-Cali Realty Corp.                                         6.0%
        OFFICE REIT
    2.  Essex Property Trust, Inc.                                     5.2%
        APARTMENT REIT
    3.  Equity Office Properties Trust                                 5.0%
        OFFICE REIT
    4.  Macerich Co. (The)                                             4.9%
        REGIONAL MALL REIT
    5.  Equity Residential Properties Trust                            4.9%
        APARTMENT REIT
    6.  Reckson Associates Realty Corp.                                4.9%
        Series A Cv. Pfd. 7.625%
        MIXED REIT
    7.  iStar Financial, Inc.                                          4.8%
        DIVERSIFIED REIT
    8.  Glenborough Realty Trust, Inc.                                 4.6%
        Series A Cv. Pfd. 7.75%
        DIVERSIFIED REIT
    9.  Simon Property Group, Inc.                                     4.5%
        REGIONAL MALL REIT
   10.  Manufactured Home Communities, Inc.                            4.4%
        MANUFACTURED HOMES REIT

                       INVESTMENTS AT SEPTEMBER 30, 2000

                                               SHARES      VALUE
                                              --------  -----------
COMMON STOCKS--72.7%

REAL ESTATE INVESTMENT TRUSTS--58.9%

DIVERSIFIED--4.8%
iStar Financial, Inc....................       40,200   $   901,987

INDUSTRIAL/OFFICE--19.0%

INDUSTRIAL--0.9%
Bedford Property Investors, Inc.........        5,000       101,562
First Industrial Realty Trust, Inc......        2,400        73,800
                                                        -----------
                                                            175,362
                                                        -----------
MIXED--0.5%
Reckson Associates Realty Corp..........        3,600        91,800

OFFICE--17.6%
Arden Realty, Inc.......................       19,000       509,438
Equity Office Properties Trust..........       30,445       945,698
Mack-Cali Realty Corp...................       40,100     1,130,319
Spieker Properties, Inc.................       12,500       719,531
                                                        -----------
                                                          3,304,986
                                                        -----------
-------------------------------------------------------------------
TOTAL INDUSTRIAL/ OFFICE                                  3,572,148
-------------------------------------------------------------------

                                               SHARES      VALUE
                                              --------  -----------

RESIDENTIAL--24.8%

APARTMENTS--16.6%
Archstone Communities Trust.............       27,996   $   687,652
Avalonbay Communities, Inc..............       10,750       512,641
Equity Residential Properties Trust.....       19,200       921,600
Essex Property Trust, Inc...............       17,750       982,906
                                                        -----------
                                                          3,104,799
                                                        -----------

MANUFACTURED HOMES--8.2%
Chateau Communities, Inc................       26,400       707,850
Manufactured Home Communities, Inc......       33,200       830,000
                                                        -----------
                                                          1,537,850
                                                        -----------
-------------------------------------------------------------------
TOTAL RESIDENTIAL                                         4,642,649
-------------------------------------------------------------------

RETAIL--10.3%

REGIONAL MALLS--10.3%
General Growth Properties, Inc..........        5,000       160,938
Macerich Co. (The)......................       43,400       922,250
Simon Property Group, Inc...............       36,115       846,445
                                                        -----------
                                                          1,929,633
                                                        -----------
-------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $10,147,099)                            11,046,417
-------------------------------------------------------------------

                       See Notes to Financial Statements                      27

Phoenix-Seneca Real Estate Securities Fund

                                               SHARES      VALUE
                                              --------  -----------
REAL ESTATE OPERATING COMPANIES--5.9%

DIVERSIFIED--2.6%
Northstar Capital Investment
Corp.(b)(c).............................       35,000   $   494,375

LODGING/RESORTS--3.3%
Starwood Hotels & Resorts Worldwide,
Inc.....................................       20,000       625,000
-------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $1,353,075)                              1,119,375
-------------------------------------------------------------------
FINANCIAL (DIVERSIFIED)--0.0%
Freddie Mac
(Identified Cost $3,920)................           90         4,866

TELECOMMUNICATIONS (LONG DISTANCE)--4.2%
Allied Riser Communications Corp.(b)
(Identified Cost $844,766)..............      118,000       781,750

TOBACCO--3.7%
Philip Morris Cos., Inc.
(Identified Cost $670,451)..............       23,400       688,837
-------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $13,019,311)                            13,641,245
-------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS--9.5%

REAL ESTATE INVESTMENT TRUSTS--9.5%

DIVERSIFIED--4.6%
Glenborough Realty Trust, Inc. Series A
Cv. Pfd. 7.75%..........................       50,950       866,150

                                               SHARES      VALUE
                                              --------  -----------

INDUSTRIAL/OFFICE--4.9%

MIXED--4.9%
Reckson Associates Realty Corp. Series A
Cv. Pfd. 7.625%.........................       39,000   $   911,625
-------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $1,864,227)                              1,777,775
-------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,864,227)                              1,777,775
-------------------------------------------------------------------

                                                PAR
                                               VALUE
                                               (000)
                                              --------
SHORT-TERM OBLIGATIONS--20.1%

REPURCHASE AGREEMENT--20.1%
State Street Bank & Trust Co. repurchase
agreement, 4.25%, dated 9/29/00 due 10/2/00,
repurchase price $3,784,340 collateralized
by U.S. Treasury Bond 7.875%, 2/15/21,
market value $3,863,618.....................  $ 3,783     3,783,000
-------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,783,000)                              3,783,000
-------------------------------------------------------------------

TOTAL INVESTMENTS--102.3%
(IDENTIFIED COST $18,666,538)                            19,202,020(a)
Cash and receivables, less liabilities--(2.3%)             (435,256)
                                                      -------------
NET ASSETS--100.0%                                    $  18,766,764
                                                      =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,566,989 and gross depreciation of $1,045,699 for federal income tax purposes. At
     September 30, 2000, the aggregate cost of securities for federal income tax purposes was $18,680,730.
(b)  Non-income producing.
(c) Private placement. Security valued at fair value as determined in good faith by or under the direction of the Trustees.

28                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000

ASSETS
Investment securities at value, exclusive of repurchase
  agreements (Identified cost $14,883,538)                    $15,419,020
Repurchase agreements at value
  (Identified cost $3,783,000)                                  3,783,000
Cash                                                                  345
Receivables
  Dividends and interest                                          125,240
Deferred organization expenses                                      2,840
Prepaid expenses                                                      315
                                                              -----------
    Total assets                                               19,330,760
                                                              -----------
LIABILITIES
Payables
  Investment securities purchased                                 473,946
  Fund shares repurchased                                          13,848
  Investment advisory fee                                          13,085
  Transfer agent fee                                               12,352
  Financial agent fee                                               4,306
  Distribution fee                                                  2,264
  Trustees' fee                                                     1,800
Accrued expenses                                                   42,395
                                                              -----------
    Total liabilities                                             563,996
                                                              -----------
NET ASSETS                                                    $18,766,764
                                                              ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $20,689,030
Accumulated net realized loss                                  (2,457,748)
Net unrealized appreciation                                       535,482
                                                              -----------
NET ASSETS                                                    $18,766,764
                                                              ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $16,713,125)              1,405,902
Net asset value and offering price per share                       $11.89
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,437,209)                 123,158
Net asset value per share                                          $11.67
Offering price per share $11.67/(1-5.75%)                          $12.38
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $286,953)                    24,609
Net asset value and offering price per share                       $11.66
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $329,477)                    28,262
Net asset value and offering price per share                       $11.66

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME
Dividends                                                     $   833,530
Interest                                                           55,901
                                                              -----------
    Total investment income                                       889,431
                                                              -----------
EXPENSES
Investment advisory fee                                           147,176
Distribution fee, Class A                                           2,650
Distribution fee, Class B                                           1,985
Distribution fee, Class C                                           2,330
Financial agent fee                                                55,998
Transfer agent                                                     72,933
Registration                                                       29,155
Professional                                                       26,138
Trustees                                                           13,190
Printing                                                           10,900
Amortization of deferred organization expenses                     10,687
Custodian                                                           5,410
Miscellaneous                                                      11,688
                                                              -----------
    Total expenses                                                390,240
    Less expenses borne by investment adviser                     (59,039)
                                                              -----------
    Net expenses                                                  331,201
                                                              -----------
NET INVESTMENT INCOME                                             558,230
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                (1,794,018)
Net change in unrealized appreciation (depreciation) on
  investments                                                   5,626,649
                                                              -----------
NET GAIN ON INVESTMENTS                                         3,832,631
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 4,390,861
                                                              ===========

                       See Notes to Financial Statements                      29

Phoenix-Seneca Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended     Year Ended
                                            9/30/00       9/30/99
                                          -----------  --------------
FROM OPERATIONS
  Net investment income (loss)            $   558,230   $   940,282
  Net realized gain (loss)                 (1,794,018)     (655,001)
  Net change in unrealized appreciation
    (depreciation)                          5,626,649    (1,715,439)
                                          -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               4,390,861    (1,430,158)
                                          -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X             (729,733)     (837,674)
  Net investment income, Class A              (39,774)      (38,060)
  Net investment income, Class B               (4,505)       (4,962)
  Net investment income, Class C               (6,833)       (3,646)
  Net realized gains, Class X                      --      (499,713)
  Net realized gains, Class A                      --       (30,097)
  Net realized gains, Class B                      --        (4,310)
  Net realized gains, Class C                      --        (2,368)
  In excess of net investment income,
    Class X                                   (23,313)           --
  In excess of net investment income,
    Class A                                    (1,271)           --
  In excess of net investment income,
    Class B                                      (144)           --
  In excess of net investment income,
    Class C                                      (218)           --
                                          -----------   -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (805,791)   (1,420,830)
                                          -----------   -----------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (57,569
    and 210,923 shares, respectively)         568,135     2,123,311
  Net asset value of shares issued from
    reinvestment of distributions
    (77,067 and 132,293 shares,
    respectively)                             737,936     1,320,535
  Cost of shares repurchased (518,701
    and 515,264 shares, respectively)      (5,199,801)   (5,249,668)
                                          -----------   -----------
Total                                      (3,893,730)   (1,805,822)
                                          -----------   -----------
CLASS A
  Proceeds from sales of shares (70,000
    and 21,611 shares, respectively)          713,131       225,249
  Net asset value of shares issued from
    reinvestment of distributions
    (4,054 and 6,494 shares,
    respectively)                              37,795        64,196
  Cost of shares repurchased (47,145 and
    55,264 shares, respectively)             (460,947)     (559,210)
                                          -----------   -----------
Total                                         289,979      (269,765)
                                          -----------   -----------
CLASS B
  Proceeds from sales of shares (13,355
    and 11,520 shares, respectively)          133,190       120,191
  Net asset value of shares issued from
    reinvestment of distributions
    (492 and 933 shares, respectively)          4,648         9,271
  Cost of shares repurchased (9,914 and
    0 shares, respectively)                   (91,088)           --
                                          -----------   -----------
Total                                          46,750       129,462
                                          -----------   -----------
CLASS C
  Proceeds from sales of shares (7,999
    and 12,513 shares, respectively)           85,428       124,671
  Net asset value of shares issued from
    reinvestment of distributions
    (687 and 589 shares, respectively)          6,383         5,859
  Cost of shares repurchased (1,379 and
    125 shares, respectively)                 (15,139)       (1,280)
                                          -----------   -----------
Total                                          76,672       129,250
                                          -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (3,480,329)   (1,816,875)
                                          -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS       104,741    (4,667,863)
NET ASSETS
  Beginning of period                      18,662,023    23,329,886
                                          -----------   -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    (LOSS) OF $0 AND $223,188,
    RESPECTIVELY]                         $18,766,764   $18,662,023
                                          ===========   ===========

30                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                 ------------------------------------------------------------------
                                                                                                            FROM
                                                              YEAR ENDED SEPTEMBER 30,                   INCEPTION
                                                 --------------------------------------------------      3/12/96 TO
                                                     2000          1999          1998          1997       9/30/96
Net asset value, beginning of period             $   9.69      $  11.11      $  14.71      $  11.10       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       0.34(1)       0.47(1)       0.54          0.13          0.13
  Net realized and unrealized gain (loss)            2.35         (1.20)        (3.10)         3.77          1.10
                                                 --------      --------      --------      --------       -------
      TOTAL FROM INVESTMENT OPERATIONS               2.69         (0.73)        (2.56)         3.90          1.23
                                                 --------      --------      --------      --------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.47)        (0.44)        (0.46)        (0.28)        (0.13)
  Dividends from net realized gains                    --         (0.25)        (0.58)        (0.01)           --
  In excess of net investment income                (0.02)           --            --            --            --
                                                 --------      --------      --------      --------       -------
      TOTAL DISTRIBUTIONS                           (0.49)        (0.69)        (1.04)        (0.29)        (0.13)
                                                 --------      --------      --------      --------       -------
Change in net asset value                            2.20         (1.42)        (3.60)         3.61          1.10
                                                 --------      --------      --------      --------       -------
NET ASSET VALUE, END OF PERIOD                   $  11.89      $   9.69      $  11.11      $  14.71       $ 11.10
                                                 ========      ========      ========      ========       =======
Total return                                        29.00%       (6.66)%      (18.33)%        35.44%        12.39%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $16,713       $17,346       $21,794       $28,193        $1,073

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.79%        1.66%         1.47%          1.99%(5)      1.00%(3)(5)
  Net investment income (loss)                       3.35%        4.50%         4.14%          2.38%         4.39%(3)
Portfolio turnover                                     65%           5%           53%         75.68%        30.70%(4)

                                                                               CLASS A
                                                 --------------------------------------------------------------------
                                                                                                              FROM
                                                               YEAR ENDED SEPTEMBER 30,                    INCEPTION
                                                 ----------------------------------------------------      3/12/96 TO
                                                     2000            1999          1998          1997       9/30/96
Net asset value, beginning of period             $   9.54        $  11.00      $  14.68      $  11.08       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       0.21(1)         0.32(1)       0.35          0.03          0.13
  Net realized and unrealized gain (loss)            2.30           (1.19)        (3.08)         3.78          1.08
                                                 --------        --------      --------      --------       -------
      TOTAL FROM INVESTMENT OPERATIONS               2.51           (0.87)        (2.73)         3.81          1.21
                                                 --------        --------      --------      --------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.37)          (0.34)        (0.37)        (0.20)        (0.13)
  Dividends from net realized gains                    --           (0.25)        (0.58)        (0.01)           --
  In excess of net investment income                (0.01)             --            --            --            --
                                                 --------        --------      --------      --------       -------
      TOTAL DISTRIBUTIONS                           (0.38)          (0.59)        (0.95)        (0.21)        (0.13)
                                                 --------        --------      --------      --------       -------
Change in net asset value                            2.13           (1.46)        (3.68)         3.60          1.08
                                                 --------        --------      --------      --------       -------
NET ASSET VALUE, END OF PERIOD                   $  11.67        $   9.54      $  11.00      $  14.68       $ 11.08
                                                 ========        ========      ========      ========       =======
Total return(2)                                     27.40%         (7.97)%      (19.52)%        34.54%        12.22%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $1,437            $919        $1,357        $3,176          $222

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 3.05%(6)       3.05%(6)      2.76%          2.91%(6)      1.65%(3)(6)
  Net investment income (loss)                       2.11%          3.13%         2.45%          1.37%         4.61%(3)
Portfolio turnover                                     65%             5%           53%         75.68%        30.70%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.99% and 53.04% for the periods ended September 30, 1997 and 1996, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.28%, 4.27%, 3.79% and 73.01% for the periods ended September 30, 2000, 1999, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      31

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS B
                                                      ---------------------------------------
                                                           YEAR ENDED                 FROM
                                                          SEPTEMBER 30,             INCEPTION
                                                      ---------------------         7/1/98 TO
                                                        2000           1999          9/30/98
Net asset value, beginning of period                  $ 9.55         $11.01          $12.58
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.12(1)        0.29(1)         0.07
  Net realized and unrealized gain                      2.31          (1.22)          (1.58)
                                                      ------         ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                  2.43          (0.93)          (1.51)
                                                      ------         ------          ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.31)         (0.28)          (0.06)
  Dividends from net realized gains                       --          (0.25)             --
  In excess of net investment income                   (0.01)            --              --
                                                      ------         ------          ------
      TOTAL DISTRIBUTIONS                              (0.32)         (0.53)          (0.06)
                                                      ------         ------          ------
Change in net asset value                               2.11          (1.46)          (1.57)
                                                      ------         ------          ------
NET ASSET VALUE, END OF PERIOD                        $11.66         $ 9.55          $11.01
                                                      ======         ======          ======
Total return(2)                                        26.37%        (8.59)%         (11.97)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $287           $197             $91

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                 3.80%         3.80%            3.80%(3)
  Net investment income (loss)                          1.19%         2.79%            2.50%(3)
Portfolio turnover                                        65%            5%              53%(4)

                                                                      CLASS C
                                                      ---------------------------------------
                                                           YEAR ENDED                 FROM
                                                          SEPTEMBER 30,             INCEPTION
                                                      ---------------------         7/1/98 TO
                                                        2000           1999          9/30/98
Net asset value, beginning of period                  $ 9.55         $11.01          $12.58
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.14(1)        0.29(1)         0.07
  Net realized and unrealized gain                      2.29          (1.22)          (1.58)
                                                      ------         ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                  2.43          (0.93)          (1.51)
                                                      ------         ------          ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.31)         (0.28)          (0.06)
  Dividends from net realized gains                       --          (0.25)             --
  In excess of net investment income                   (0.01)            --              --
                                                      ------         ------          ------
      TOTAL DISTRIBUTIONS                              (0.32)         (0.53)          (0.06)
                                                      ------         ------          ------
Change in net asset value                               2.11          (1.46)          (1.57)
                                                      ------         ------          ------
NET ASSET VALUE, END OF PERIOD                        $11.66         $ 9.55          $11.01
                                                      ======         ======          ======
Total return(2)                                        26.37%        (8.58)%         (11.97)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $329           $200             $88

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(6)                                 3.80%         3.80%            3.80%(3)
  Net investment income (loss)                          1.36%         2.80%            2.44%(3)
Portfolio turnover                                        65%            5%              53%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 15.48%, 18.50% and 22.08% for the periods ended September 30, 2000, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 13.58%, 19.95% and 22.93% for the periods ended September 30, 2000, 1999 and 1998, respectively.

32                     See Notes to Financial Statements

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. Shares of the Trust are divided into three series, each a "Fund" and collectively the "Funds" as follows:
Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund and Phoenix-Seneca Real Estate Securities Fund. Each Fund has distinct investment objectives. Bond Fund seeks to generate a high level of current income and capital appreciation. Mid-Cap "EDGE"-SM- Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations between $500 million and $5 billion. Real Estate Securities Fund seeks to emphasize capital appreciation and income equally by investing primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States.

  Each Fund offers Class X (formerly Seneca Institutional), Class A (formerly Seneca Administrative), Class B and Class C shares. Class X shares are sold without a sales charge. Class A shares of Bond Fund are sold with a front-end sales charge of up to 4.75%. Effective April 3, 2000 Class A shares of Mid-Cap "EDGE" Fund and Real Estate Securities Fund are sold with a front-end sales charge of up to 5.75%. Prior to that date, the rate was 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C shares bear distribution expenses and have exclusive voting rights with respect to their distribution plans. Investment income and realized and unrealized gains/losses are allocated among the classes on the basis of net assets of each class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the mean between the most recent high bid and the most recent low asked quotations. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, market discount, organization costs, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (CONTINUED)

separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. OPTIONS:

  Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Fund may purchase options which are included in the Funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

H. ORGANIZATION EXPENSE:

  In 1996, the Trust incurred organizational expenses which are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

I. EXPENSES:

  Trust expenses not directly attributable to a specific Fund are allocated evenly among all funds. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

J. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

K. WHEN-ISSUED AND DELAYED TRANSACTIONS:

  Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Phoenix Investment Counsel, Inc, ("PIC" or the "Adviser") serves as investment adviser to the Phoenix-Seneca Funds and Seneca Capital Management LLC ("Seneca" or the "Subadviser") serves as investment subadviser. All of the outstanding stock of PIC and a majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for services

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (CONTINUED)

to the Trust, the adviser receives a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                          Adviser
                                            Fee
                                          -------
Bond Fund...............................   0.50%
Mid-Cap "EDGE"-SM- Fund.................   0.80%
Real Estate Securities Fund.............   0.85%

  The Adviser pays the Subadviser a fee equal to one half of the Adviser fee.

  Phoenix Equity Planning Corporation ("PEPCO"), a direct subsidiary of PXP, serves as Administrator of the Trust. PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended September 30, 2000, financial agent fees were $219,695, of which PEPCO received $124,440. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  The Adviser voluntarily agreed to waive or reimburse each Fund's operating expenses until January 31, 2001, to the extent that such expenses exceed the following percentages of average annual net assets:

                                           Class X     Class A     Class B     Class C
                                          ----------  ----------  ----------  ----------
Bond Fund...............................      0.90%       1.15%       1.90%       1.90%
Mid-Cap "EDGE"-SM- Fund.................      1.15%       1.40%       2.15%       2.15%
Real Estate Securities Fund.............      2.35%       3.05%       3.80%       3.80%

  Prior to January 28, 2000, the Adviser voluntarily agreed to waive or reimburse the Mid-Cap "EDGE"-SM- Fund's operating expenses until January 31, 2001 to the extent that such expenses exceeded the following percentages of average annual net assets: 2.10% for Class X, 2.70% for Class A and 3.45% for Class B and Class C.

  PEPCO serves as the national distributor of the Trust's shares and has advised the Trust that it retained net selling commissions of $31,444 for Class A shares for the year ended September 30, 2000. Deferred sales charges retained by PEPCO for the year ended September 30, 2000 were $25,990 for Class B shares and $2,063 for Class C shares. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended
September 30, 2000, $198,932 was retained by the Distributor, $56,486 was paid out to unaffiliated Participants and $4,561 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended September 30, 2000, transfer agent fees were $241,924 of which PEPCO retained $1,088 which is net of fees paid to State Street.

  At September 30, 2000, PHL and affiliates held Phoenix-Seneca Fund shares which aggregated the following:

                                                       Aggregate
                                                       Net Asset
                                            Shares       Value
                                          ----------  -----------
Bond Fund--Class X......................  1,616,138   $16,419,962
Bond Fund--Class A......................     10,794       109,127
Bond Fund--Class B......................     10,679       107,217
Bond Fund--Class C......................     10,663       107,270
Mid-Cap "EDGE"-SM- Fund--Class B........      6,646       199,978
Mid-Cap "EDGE"-SM- Fund--Class C........      6,646       199,912
Real Estate Securities Fund--Class B....      8,680       101,209
Real Estate Securities Fund--Class C....      8,680       101,209

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended September 30, 2000 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                            Purchases         Sales
                                          --------------  --------------
Bond Fund...............................   $ 23,612,744    $16,299,747
Mid-Cap "EDGE"-SM- Fund.................    118,461,516     64,470,501
Real Estate Securities Fund.............     10,479,192     16,993,696

  Purchases and sales of long-term U.S. Government and agency securities during the year ended September 30, 2000, aggregated $18,152,582 and $15,401,103, respectively, for the Bond Fund.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

  High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (CONTINUED)

time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

5. OTHER

  As of September 30, 2000, the Funds had shareholders who each individually owned more than 10% of total net assets, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                           Number of    % of Total
                                          Shareholders  Net Assets
                                          ------------  ----------
Real Estate Securities Fund.............          2         39.7%

6. CAPITAL LOSS CARRYOVERS

  At September 30, 2000, the following funds have capital loss carryovers which may be used to offset future capital gains.

                                                       Real Estate
Expiration Date                           Bond Fund  Securities Fund
---------------                           ---------  ---------------
2008....................................    $314       $1,109,072
2007....................................      --           24,701

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2000, the Bond Fund and the Real Estate Securities Fund deferred capital losses of $185,546 and $1,309,782, respectively.

  For the year ended September 30, 2000, the Real Estate Securities Fund utilized prior year capital losses deferred of $639,028.

7. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of September 30, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                        Capital paid
                                          Undistributed   Accumulated   in on shares
                                          net investment  net realized  of beneficial
                                              income      gain (loss)     interest
                                          --------------  ------------  -------------
Bond Fund...............................     $  7,086      $  (7,951)     $    865
Mid-Cap "EDGE"-SM- Fund.................      584,583       (585,486)          903
Real Estate Securities Fund.............       24,373             --       (24,373)

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended September 30, 2000, the Funds distributed long-term capital gain dividends as follows:

Bond Fund...............................    $ 59,059
Mid-Cap "EDGE"-SM- Fund.................     968,619

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Trust's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Trustees and Shareholders of
Phoenix-Seneca Funds:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid-Cap "EDGE" Fund and Phoenix-Seneca Real Estate Securities Fund (constituting Phoenix-Seneca Funds, hereinafter referred to as the "Fund") at September 30, 2000, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds, formerly Seneca Funds, for the period ended September 30, 1996 and the year ended September 30, 1997 were audited by other independent accountants whose report dated November 5, 1997 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix-Seneca Funds was held on September 14, 2000 to approve the following matters:

    1. Amend the fundamental investment restrictions regarding diversification (Phoenix-Seneca Bond Fund and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund only).

    2. Amend the fundamental investment restriction regarding industry concentration (Phoenix-Seneca Bond Fund and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund only).

    3. Amend the fundamental investment restriction for each of the Funds regarding borrowing.

    4. Amend the fundamental investment restriction for each of the Funds regarding the issuance of senior securities.

    5. Amend the fundamental investment restriction for each of the Funds regarding underwriting.

    6. Amend the fundamental investment restriction for each of the Funds regarding investing in real estate.

    7. Amend the fundamental investment restriction for each of the Funds regarding commodities.

    8. Amend the fundamental investment restriction for each of the Funds regarding lending.

    9. Amend the fundamental investment restriction for each of the Funds regarding the purchase of securities on margin.

    10. Approve a new rule 12b-1 Distribution Plan for Class B Shares.

    11. Approve a new rule 12b-1 Distribution Plan for Class C Shares.

On the record date for this meeting, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

CLASS OF SHARES                           SHARES OUTSTANDING  PERCENTAGE PRESENT BY PROXY
---------------                           ------------------  ---------------------------
Phoenix-Seneca Bond Fund                      48,049,788                  77.01%
Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund        80,749,858                  67.40%
Phoenix-Seneca Funds                         146,073,092                  70.08%
Phoenix-Seneca Bond Fund Class B               2,535,684                  54.94%
Phoenix-Seneca Bond Fund Class C               1,607,228                  75.53%
Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund
  Class B                                     10,746,866                  88.27%
Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund
  Class C                                     12,933,186                  86.42%
Phoenix-Seneca Real Estate Securities
  Fund Class B                                   263,347                  73.12%
Phoenix-Seneca Real Estate Securities
  Fund Class C                                   281,316                  58.09%

NUMBER OF VOTES

                                                                                   DELIVERED
                                                   FOR       AGAINST    ABSTAIN    NOT VOTED
                                                ----------  ---------  ---------  -----------
 1.   Amend the fundamental investment
      restrictions regarding diversification
      (Bond Fund and Mid-Cap "EDGE"-SM- Fund
      only).                                    76,256,039    369,280  1,185,968  13,616,700
 2.   Amend the fundamental investment
      restriction regarding industry
      concentration (Bond Fund and Mid-Cap
      "EDGE"-SM- Fund only).                    76,175,993    437,170  1,198,124  13,616,700
 3.   Amend the fundamental investment
      restriction for each of the Funds
      regarding borrowing.                      86,350,324    834,405  1,470,258  13,717,433
 4.   Amend the fundamental investment
      restriction for each of the Funds
      regarding the issuance of senior
      securities.                               86,905,850    602,675  1,146,462  13,717,433
 5.   Amend the fundamental investment
      restriction for each of the Funds
      regarding underwriting.                   86,976,528    589,607  1,088,852  13,717,433
 6.   Amend the fundamental investment
      restriction for each of the Funds
      regarding investing in real estate.       86,906,512    626,763  1,121,712  13,717,433
 7.   Amend the fundamental investment
      restriction for each of the Funds
      regarding commodities.                    86,374,048  1,018,602  1,262,337  13,717,433
 8.   Amend the fundamental investment
      restriction for each of the Funds
      regarding lending.                        86,704,848    772,009  1,178,130  13,717,433
 9.   Amend the fundamental investment
      restriction for each of the Funds
      regarding the purchase of securities on
      margin.                                   85,885,195  1,491,381  1,278,411  13,717,433
 10.  Approve a new Rule 12b-1 Distribution
      Plan for Class B Shares.
         Phoenix-Seneca Bond Fund Class B        1,327,265     10,239     55,533         N/A
         Phoenix-Seneca Mid-Cap "EDGE"-SM-
         Fund Class B                            9,031,357    309,816    145,045         N/A
         Phoenix-Seneca Real Estate Securities
         Fund Class B                              174,632      9,692      8,237         N/A
 11.  Approve a new Rule 12b-1 Distribution
      Plan for Class C Shares.
         Phoenix-Seneca Bond Fund Class C        1,213,891          0          0         N/A
         Phoenix-Seneca Mid-Cap "EDGE"-SM-
         Fund Class C                           10,923,125      5,068    248,913         N/A
         Phoenix-Seneca Real Estate Securities
         Fund Class C                              152,084          0     11,328         N/A

PHOENIX-SENECA FUNDS
909 Montgomery Street
San Francisco, California 94133

TRUSTEES AND OFFICERS
Robert Chesek, Trustee
E. Virgil Conway, Trustee
William W. Crawford, Trustee
Harry Dalzell-Payne, Trustee
William N. Georgeson, Trustee
Francis E. Jeffries, Trustee
Leroy Keith, Jr., Trustee
Eileen A. Moran, Trustee
Everett L. Morris, Trustee
James M. Oates, Trustee
Richard A. Pavia, Trustee
Herbert Roth, Jr., Trustee
Richard E. Segerson, Trustee
Lowell P. Weicker, Jr., Trustee
Philip R. McLoughlin, Chairman and Trustee
Gail P. Seneca, President
Thomas N. Steenburg, Secretary
Sandra J. Monticelli, Treasurer

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

SUBADVISER
Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

www.phoenixinvestments.com

Phoenix Equity Planning Corporation
PO Box 2200
Enfield CT 06083-2200

PHOENIX
INVESTMENT PARTNERS

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